UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

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TPCO Holding Corp.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	0-56348	98-1566338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Leigh Avenue, San Jose, California	95125
(Address of principal executive offices)	(Zip Code)

(669) 279-5390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2023, TPCO Holding Corp. (the “Company”) held its 2023 Annual General and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved, among other things, a special resolution (the “Business Combination Resolution”) to approve the proposed business combination (the “Business Combination”) involving the Company, Gold Flora, LLC (“Gold Flora”), Stately Capital Corporation (“Stately”), Gold Flora Corporation (“Newco”) and Golden Grizzly Bear LLC (“US Merger Sub”) in accordance with the terms and conditions of a business combination agreement entered into among TPCO, Gold Flora, Stately, Newco and US Merger Sub dated February 21, 2023 (the “Business Combination Agreement”) and an agreement and plan of merger entered into by Newco, US Merger Sub and Gold Flora dated February 21, 2023 (the “Agreement and Plan of Merger”).

As part of the Business Combination:

•	the Company, Stately and Newco will amalgamate to form a new corporation (the “Resulting Issuer”) and all shares in the capital of the Company, Newco, and Stately outstanding immediately prior to such amalgamation shall be cancelled in exchange for common shares in the capital of the Resulting Issuer pursuant to a court-approved plan of arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) on the terms and subject to the conditions set forth in the Business Combination Agreement and the plan of arrangement appended thereto;

•	the Resulting Issuer will continue from British Columbia into the State of Delaware under the name “Gold Flora Corporation” (the “Domestication”); and

•	the Resulting Issuer will acquire all of the issued and outstanding membership units of Gold Flora by way of a merger involving US Merger Sub, and Gold Flora, on the terms and conditions set forth in the Agreement and Plan of Merger.

In connection with approving the Business Combination Resolution, the Company’s shareholders also approved, among other things, the Gold Flora Corporation 2023 Equity Incentive Plan (the “Equity Incentive Plan”), which, subject to the completion of the Business Combination, will be the equity incentive plan of the Resulting Issuer after the Domestication. A description of the material terms of the Equity Incentive Plan is included on page 88 the Company’s definitive proxy statement and management information circular dated May 12, 2023 (the “Circular”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2023 under the heading “Proposal 1 – The Business Combination Resolution—The Resulting Issuer Equity Incentive Plan”, which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Equity Incentive Plan, which is attached to the Proxy Statement as Appendix I and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, the Company held the Meeting. A total of 119,639,009 common shares were entitled to vote as of May 8, 2023, the record date for the Meeting. There were 82,493,419 common shares represented at the Meeting, at which the shareholders were asked to vote on four proposals, each of which is described in more detail in the Circular. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

Proposal No. 1: The Business Combination Resolution

The proposal to approve the Business Combination, including the Equity Incentive Plan, by 66 2/3% of the votes cast by the Company’s shareholders at the Meeting on the proposal. The number of votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,732,195	9,032,241	97,140	13,128,360

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Based on the votes set forth above, the Business Combination Resolution was approved.

Proposal No. 2: The Domestication Resolution

The proposal to approve by special resolution to authorize (i) the application to the Registrar of Companies under the Business Corporations Act (British Columbia) for authorization to continue the Resulting Issuer out of the Province of British Columbia and the domestication of the Resulting Issuer under the laws of the State of Delaware under the name “Gold Flora Corporation” and (ii) in connection with the Domestication, the adoption of the certificate of incorporation and by-laws of the Resulting Issuer, by 66 2/3% of the votes cast by the Company’s shareholders at the Meeting on the proposal (the “Domestication Resolution”). The number of votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
49,141,044	8,620,124	100,408	13,128,360

Based on the votes set forth above, the Domestication Resolution was approved.

Proposal No. 3: Director Election Proposal

The proposal to elect the seven director nominees to the Company’s board of directors for the ensuing year by a majority of the votes cast for each nominee at the Meeting. Votes regarding the election of the seven director nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Auerbach	47,069,330	10,792,246	13,128,360
Morgan Callagy	47,893,310	9,968,266	13,128,360
Mark Castaneda	50,233,016	7,628,560	13,128,360
Troy Datcher	47,118,922	10,742,654	13,128,360
Al Foreman	49,606,748	8,254,828	13,128,360
Leland Hensch	47,646,241	10,215,335	13,128,360
Daniel Neukomm	49,040,624	8,820,952	13,128,360

Based on the votes set forth above, the Company’s shareholders elected each of the seven nominees set forth above to serve as a director of the Company until the next annual meeting of shareholders of the Company or until the director’s successor is elected or appointed, unless such office is earlier vacated in accordance with the articles of the Company. As described in the Circular, directors elected at the Meeting will be replaced by the Resulting Issuer’s board of directors if the Business Combination is consummated.

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Proposal No. 4: Auditor Appointment Proposal

The proposal to re-appoint Marcum LLP (“Marcum”), as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s board of directors to fix Marcum’s remuneration and terms of engagement by a majority of the votes cast at the Meeting (the “Auditor Appointment Proposal”). The number of votes were as follows:

Votes For	Votes Withheld	Broker Non-Votes
64,734,578	6,255,358	–

Based on the votes set forth above, the Auditor Appointment Proposal was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPCO HOLDING CORP.

By:	/s/ Mike Batesole
Mike Batesole Chief Financial Officer

Date: June 21, 2023

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